                        SCHWAB RETIREMENT MONEY FUND(R)

            PROSPECTUS APRIL 29, 1996, AS AMENDED NOVEMBER 26, 1996

THE SCHWAB RETIREMENT MONEY FUND (the "Fund") is designed for retirement plans, plan participants and other institutional investors who seek maximum current income consistent with liquidity and stability of capital, for investment of their own funds or funds for which they act in a fiduciary, agency or custodial capacity. The Fund is a diversified investment portfolio of The Charles Schwab Family of Funds (the "Schwab Fund Family"), a no-load, open-end, management investment company.

ABOUT THIS PROSPECTUS: THIS PROSPECTUS CONCISELY PRESENTS IMPORTANT INFORMATION YOU SHOULD KNOW BEFORE INVESTING IN THE FUND. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. You can find more detailed information about the Fund in the Fund's Statement of Additional Information, dated April 29, 1996, as amended November 26, 1996 (and as may be amended further from time to time). The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus.

This Prospectus may be available electronically by using our World Wide Web address: http://www.schwab.com. To receive a free paper copy of this Prospectus or the Statement of Additional Information, call the Fund at 800-2 NO-LOAD, 24 hours a day, or write to the Fund at 101 Montgomery Street, San Francisco, California 94104. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

               TABLE OF CONTENTS

                                          PAGE
Key Features of the Fund.................   2
Summary of Expenses......................   2
Financial Highlights.....................   3
Investment Objective and Policies........   4
Organization and Management
  of the Fund............................   7
Distributions and Taxes..................   9
Share Price Calculation..................   9
How the Fund Reports Performance.........  10
Investing in Shares of the Fund..........  10
  How to Buy Shares......................  11
  How to Exchange Shares.................  11
  How to Sell Shares.....................  12
Other Important Information..............  12

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                            KEY FEATURES OF THE FUND

MAXIMUM CURRENT INCOME AND SAFETY. The Fund is designed for retirement plans, plan participants and other institutional investors who seek maximum current income consistent with liquidity and stability of capital, for investment of their own funds or funds for which they act in a fiduciary, agency or custodial capacity. The Fund invests in high-quality, short-term debt securities. (See "Investment Objective and Policies.")

STABILITY OF PRINCIPAL. The Fund seeks to maintain a stable net asset value ("NAV") of $1.00 per share.

LIQUIDITY. You can conveniently sell your shares of the Fund at any time. (See "Investing in Shares of the Fund - How to Sell Shares.")

LOW COST INVESTING. The Fund imposes no sales or transaction fees on purchases of Fund shares. (See "Summary of Expenses.") In addition, total fund operating expenses will not exceed 0.73% of the Fund's average daily net assets through at least April 30, 1997, as guaranteed by Charles Schwab Investment Management, Inc. (the "Investment Manager") and Schwab. (See "Organization and Management of the Fund.")

PROFESSIONAL MANAGEMENT. The Investment Manager currently provides investment management services to the SchwabFunds(R), a family of 26 mutual funds with over $40 billion in assets as of November 1, 1996. (See "Organization and Management of the Fund.")

SHAREHOLDER SERVICE. A representative of Schwab and/or of The Charles Schwab Trust Company ("Schwab Representative") is available toll-free to receive your Fund orders. (See "Investing in Shares of the Fund - How to Buy Shares," "Investing in Shares of the Fund - How to Exchange Shares" and "Investing in Shares of the Fund - How to Sell Shares.")

CONVENIENT RECORD KEEPING. Individual investors receive one consolidated account statement for all their account activity including records of all Fund transactions.

              SUMMARY OF EXPENSES

SHAREHOLDER TRANSACTION EXPENSES:        None
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE
  NET ASSETS):
  Management Fees
     (after fee reduction) 1........    0.44%
  12b-1 Fee.........................     None
  Other Expenses (after fee
     reduction and/or expense
     reimbursement) 2...............    0.29%
                                       ------
TOTAL FUND OPERATING EXPENSES 2.....    0.73%

 1 This amount reflects a reduction by the Investment Manager, which is guaranteed at least through April 30, 1997. If there were no such reduction, the maximum management fee for the Fund would have been 0.46% of the Fund's average daily net assets for the fiscal year ended December 31, 1995.

 2 This amount reflects the guarantee by the Investment Manager and Schwab that, at least through April 30, 1997, the total fund operating expenses will not exceed 0.73% of the Fund's average daily net assets. Without this guarantee, which was in effect during the year ended December 31, 1995, the Fund's other expenses and total operating expenses would have been 0.46% and 0.92%, respectively, of the Fund's average daily net assets.

EXAMPLE. You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each period:

1 YEAR     3 YEARS     5 YEARS     10 YEARS
------     -------     -------     --------
  $7         $23         $41         $ 91

THE PURPOSE OF THE PRECEDING TABLE IS TO ASSIST INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR IN THE FUND WILL BEAR DIRECTLY OR INDIRECTLY. This example reflects the guarantee by the Investment Manager and Schwab that, at least through April 30, 1997, the total fund operating expenses will not exceed 0.73% of the Fund's average daily net assets. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The example assumes a 5% annual rate of return pursuant to requirements of the SEC. THIS HYPOTHETICAL RATE OF RETURN IS NOT INTENDED TO BE REPRESENTATIVE OF PAST OR FUTURE PERFORMANCE.

                              FINANCIAL HIGHLIGHTS
The following information for the Fund has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report is included in the Statement of Additional Information, which contains additional financial data and related notes. A free copy of this statement may be obtained by calling the telephone number or writing to the address on the first page of this Prospectus.

                                                               FOR THE YEAR          FOR THE PERIOD
                                                                   ENDED                 ENDED
                                                             DECEMBER 31, 1995     DECEMBER 31, 1994 1
                                                            -------------------   --------------------
Net asset value at beginning of period....................        $  1.00               $   1.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...................................           0.05                   0.03
  Net realized and unrealized gain (loss) on                           --                     --
     investments..........................................
                                                                  -------               --------
  Total from investment operations........................           0.05                   0.03
LESS DISTRIBUTIONS
  Dividends from net investment income....................          (0.05)                 (0.03)
  Distributions from realized gain on investments.........             --                     --
                                                                  -------               --------
  Total distributions.....................................          (0.05)                 (0.03)
                                                                  -------               --------
Net asset value at end of period..........................        $  1.00               $   1.00
                                                                  =======               ========
Total return..............................................           5.43%                  3.29%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000s)........................        $98,992               $ 31,415
  Ratio of expenses to average net assets.................           0.73%                  0.73%*
  Ratio of net investment income to average net assets....           5.28%                  4.04%*

1 For the period March 2, 1994 (commencement of operations) to December 31,
  1994.

Note: The Investment Manager and Schwab have reduced a portion of their fees in order to limit the Fund's ratio of operating expenses to average net assets. Had these fees not been reduced the ratio of expenses to average net assets for the periods ended December 31, 1995 and 1994 would have been 0.92%, and 1.05%*, respectively, and the ratio of net investment income to average net assets would have been 5.09% and 3.72%*, respectively.

*Annualized

                       INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is maximum current income consistent with liquidity and stability of capital. This investment objective is fundamental, and cannot be changed without approval by holders of a majority of its outstanding voting shares, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund will only purchase securities that are deemed to mature in 397 days or less in accordance with federal securities regulations, or which have a variable rate of interest readjusted no less frequently than every 397 days. The Fund pursues its objective by investing in the following types of U.S. dollar-denominated debt instruments which are determined by the Investment Manager to present minimal credit risk:

- Certificates of deposit, time deposits, notes and bankers' acceptances of domestic banks (including their foreign branches), U.S. branches of foreign banks and foreign branches of foreign banks having capital, surplus and undivided profits in excess of $100 million.

- Commercial paper, including asset-backed commercial paper, rated in one of the two highest rating categories by any nationally recognized statistical rating organization ("NRSRO"), including Moody's Investors Service, Standard & Poor's Corporation, Duff & Phelps, Inc., Fitch Investor Services, Inc., or commercial paper or notes of issuers with an unsecured debt issue outstanding currently rated in one of the two highest rating categories of any NRSRO, where the obligation is on the same or a higher level of priority and collateralized to the same extent as the rated issue. The Fund may also invest in other corporate obligations such as publicly traded bonds, debentures and notes rated in one of the two highest rating categories of any NRSRO and other similar securities which, if unrated by any NRSRO, are determined by the Investment Manager, using guidelines approved by the Board of Trustees, to be at least equal in quality to one or more of the above referenced securities. Notwithstanding the foregoing, the Fund may invest no more than 5% of its total assets in securities that are given the second highest rating by any NRSRO.

- Obligations of, or guaranteed by, the U.S. or Canadian governments, their agencies or instrumentalities.

- Repurchase agreements involving obligations that are suitable for investment under the categories listed above.

INVESTMENT TECHNIQUES. U.S. Treasury notes, bills and bonds are backed by the full faith and credit of the U.S. Government. Some securities issued by U.S. Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, while others have an additional line of credit with the U.S. Treasury. With respect to securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities. Accordingly, such securities may involve risk of loss of principal and interest.

EURODOLLAR CERTIFICATES OF DEPOSIT AND FOREIGN SECURITIES. To the extent that the Fund purchases Eurodollar certificates of deposit and other similar obligations, consideration will be given to the fact that these issuers may not be subject to the same regulatory requirements as U.S. issuers, including U.S. banks.

Investments in securities of foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political and legal developments. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas.

PRIVATE PLACEMENTS. The Fund may invest in commercial paper and other securities that are exempt from registration pursuant to Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Federal securities laws restrict the disposition of Section 4(2) paper. The Fund will not invest more than 10% of its assets in
Section 4(2) paper and other illiquid securities unless the Investment Manager determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the Board of Trustees, that any Section 4(2) paper held by the Fund in excess of this level is liquid. The Fund will invest no more than 15% of its assets in restricted securities.

The Fund's ownership of Section 4(2) paper could have the effect of reducing the Fund's liquidity to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

ASSET-BACKED COMMERCIAL PAPER. The Fund may invest in asset-backed commercial paper. Repayment of this type of commercial paper is intended to be obtained from an identified pool of assets, including automobile receivables, credit card receivables and other types of assets. Asset-backed commercial paper is issued by a special purpose vehicle (usually a corporation) that has been established for the purpose of issuing commercial paper and purchasing the underlying pool of assets. The issuer of the commercial paper bears the direct risk of prepayment on the receivables constituting the underlying pool of assets. Credit support for asset-backed securities may be based on the underlying assets or it may be provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees and over-collateralization.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a "when-issued" or "delayed delivery" basis. When-issued or delayed delivery securities are securities purchased for future delivery at a stated price and yield. The Fund generally will not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued or delayed delivery basis are recorded as an asset. The value of such securities may change as the general level of interest rate changes. The Fund will not invest more than 25% of its assets in when-issued or delayed delivery securities. The Fund will not purchase such securities for speculative purposes and will expect to actually acquire the securities when purchased. However, the Fund reserves the right to sell any such securities before their settlement dates if the Investment Manager deems such a sale advisable.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreements, which are instruments under which the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Fund's holding period. Maturity of the securities subject to repurchase may exceed one year.

If the seller of a repurchase agreement becomes bankrupt or otherwise defaults, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions that the Investment Manager deems creditworthy.

ILLIQUID SECURITIES. Pursuant to a fundamental policy as set forth in the Statement of Additional Information, the Fund will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than 7-days, if, as a result thereof, more than 10% of the Fund's net assets valued at the time of the transaction are invested in such securities.

VARIABLE RATE SECURITIES. The Fund may invest in instruments having rates of interest that are adjusted periodically or which "float" continuously according to formulas intended to minimize any fluctuation in values of the instruments ("Variable Rate Securities"). The interest rate of Variable Rate Securities ordinarily is determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate or the rate of return on commercial paper or bank certificates of deposit.

Some Variable Rate Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Fund determines the maturity of Variable Rate Securities in accordance with SEC rules.

SECURITIES LENDING. To increase its income, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions that borrow securities. No more than one-third of the Fund's total assets may be represented by loaned securities. The Fund's loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities equal at all times to at least 100% of the loaned securities' market value plus accrued interest. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, such loans will be made only to firms deemed by the Investment Manager to be of good standing and when, in the judgment of the Investment Manager, the income which can be earned currently from such loans justifies the attendant risk.

BORROWING POLICY. Pursuant to a fundamental policy as set forth in the Statement of Additional Information, the Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. The Fund will not borrow for leverage purposes.

ADDITIONAL INFORMATION. Please see the Statement of Additional Information for further information regarding foreign securities, Section 4(2) paper, the investment rating categories employed by various NRSROs and other investment techniques used by the Fund.

                                ORGANIZATION AND
                             MANAGEMENT OF THE FUND

GENERAL OVERSIGHT. The Board of Trustees and officers of the Schwab Fund Family meet regularly to review investments, performance, expenses and other business affairs.

THE INVESTMENT MANAGER. Professional investment management for the Fund is provided by the Investment Manager, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, California 94104. The Investment Manager provides a continuous investment program, including general investment and economic advice regarding the Fund's investment strategies; manages the Fund's investment portfolio; performs expense management, accounting and record keeping; and provides other services necessary to the operation of the Fund and the Schwab Fund Family. The Investment Manager, formed in 1989, is a wholly-owned subsidiary of The Charles Schwab Corporation and is the investment adviser and administrator of the mutual funds in the SchwabFunds Family(R), a family of 26 mutual funds. As of November 1, 1996, the SchwabFunds(R) had aggregate net assets in excess of $40 billion.

TRANSFER AGENT AND SHAREHOLDER SERVICES. Charles Schwab & Co., Inc. ("Schwab" or the "Transfer Agent"), 101 Montgomery Street, San Francisco, California 94104, serves as shareholder services agent and transfer agent for the Fund. Schwab provides information and services to shareholders, which include reporting share ownership, sales and dividend activity (and associated tax consequences), responding to daily inquiries and effecting the transfer of Fund shares. It furnishes such office space and equipment, telephone facilities, personnel and informational literature distribution as is necessary or appropriate in providing the described shareholder and transfer agency information and services. Schwab is also the Fund's distributor, but receives no compensation for its services as such.

Schwab was established in 1971 and is one of America's largest discount brokers. The firm provides low-cost securities brokerage and related financial services to over 3.3 million active customer accounts and has over 225 branch offices. Schwab is a wholly-owned subsidiary of The Charles Schwab Corporation. Charles
R. Schwab is the founder, Chairman, Chief Executive Officer and a Director of The Charles Schwab Corporation. As a result of his beneficial ownership interests in and other relationships with The Charles Schwab Corporation and its affiliates, Mr. Schwab may be deemed to be a controlling person of Schwab and the Investment Manager.

                          OPERATING FEES AND EXPENSES

Pursuant to its Investment Advisory and Administration Agreement with the Schwab Fund Family, the Investment Manager receives from the Fund a graduated annual fee, payable monthly, of 0.46% of the Fund's average daily net assets not in excess of $2 billion, 0.45% of such assets over $2 billion but not in excess of $3 billion, and 0.40% of such net assets over $3 billion. At least through April 30, 1997, the Investment Manager has guaranteed that the Fund's management fee will not exceed 0.44% of the Fund's average daily net assets.

In addition, the Investment Manager and Schwab have guaranteed that, at least through April 30, 1997, total fund operating expenses will not exceed 0.73% of the Fund's average daily net assets. The effect of these guarantees is to maintain or increase the Fund's total return to shareholders. For the fiscal year ended December 31, 1995, the Fund paid a management fee of 0.44% of the Fund's average daily net assets and paid total fund operating expenses of 0.73% of the Fund's average daily net assets (after waivers and reimbursements). The following expenses are not included as "operating expenses" for purposes of this guarantee: interest expenses, taxes and capital items such as the cost of the purchase or sale of portfolio securities, including brokerage fees or commissions.

For transfer agency services provided to the Fund, Schwab receives an annual fee, payable monthly, of 0.05% of the Fund's average daily net assets. In addition, for shareholder services provided, Schwab receives an annual fee, payable monthly, of 0.20% of the Fund's average daily net assets. The Fund's custodian is PNC Bank, N.A.

OTHER EXPENSES. The Schwab Fund Family pays the expenses of its operations, including: the fees and expenses for independent accountants, legal counsel and the custodian of its assets; the cost of maintaining books and records of account; registration fees; the fees and expenses of qualifying the Schwab Fund Family and its shares for distribution under federal and state securities laws; and industry association membership dues. The expenses generally are allocated among the Schwab Fund Family's investment portfolios ("Series") or classes of shares within these Series, in proportion to their relative net assets at the time the expense is incurred. However, expenses directly attributable to a particular Series or class of a Series will be charged to that Series or class, respectively.

                               OTHER INFORMATION

The Schwab Fund Family was organized as a business trust under the laws of Massachusetts on October 20, 1989 and may issue an unlimited number of shares of beneficial interest in one or more Series. Currently, the Schwab Fund Family offers shares of 9 Series which may be organized into one or more classes of shares of beneficial interest. The Board of Trustees may authorize the issuance of shares of additional Series or classes if it deems it desirable. Shares within each Series or class have equal, noncumulative voting rights and equal rights as to distributions, assets and liquidation of such Series, except to the extent such voting rights or rights as to distributions, assets and liquidation vary among classes of a Series.

SHAREHOLDER MEETINGS AND VOTING RIGHTS. The Schwab Fund Family is not required to hold annual shareholders' meetings and does not intend to do so. It will, however, hold special meetings as required or deemed desirable by the Board of Trustees for such purposes as changing fundamental policies, electing or removing Trustees or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Schwab Fund Family.

Shareholders will vote by Series and not in the aggregate (for example, when voting to approve the investment advisory agreement), except when voting in the aggregate is permit-ted under the 1940 Act, such as for the election of Trustees.

                            DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS. On each day that the net asset value per share of the Fund is determined ("Business Day"), the Fund's net investment income is declared as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern time) as a dividend to shareholders of record at that time. Dividends are normally paid (and, where applicable, reinvested) on the 15th of each month, if a Business Day, otherwise on the next Business Day, with the exception of the dividend paid in December, which is scheduled to be paid on the last Business Day in December.

FEDERAL INCOME TAX INFORMATION. The Fund has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), qualified as such and intends to continue to so qualify. In order to so qualify, the Fund will distribute on a current basis substantially all of its investment company taxable income and net capital gains and will meet certain other requirements. Such qualification relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed. Generally, distributions are taxable to shareholders as ordinary income.

Records of dividends and other distributions, purchases and redemptions will be reflected on shareholders' account statements. The Fund will notify shareholders at least annually as to the federal income tax consequences of distributions made each year.

The foregoing is only a brief summary of some of the federal income tax considerations affecting the Fund and its shareholders. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situations.

                            SHARE PRICE CALCULATION

The price of a share on any given day is its "net asset value" or "NAV." This figure is computed by taking total Fund assets, subtracting any liabilities, and dividing the resulting amount by the number of Fund shares outstanding. The net asset value per share of the Fund is determined on each day both the Federal Reserve Bank of New York and the Exchange are open for business (generally as of 4:00 p.m. Eastern time). Purchase or redemption orders and exchange requests will be executed at the net asset value next determined after receipt by the Transfer Agent or its authorized agent. While the Fund attempts to maintain its net asset value at a constant $1.00 per share, Fund shares are not insured against a reduction in net asset value.

The Fund values its portfolio securities at amortized cost, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or discount) rather than at current market value. Calculations are made to compare the value of the Fund's investments using the amortized cost method with market values. Market valuations are obtained by using: (1) actual quotations provided by third-party pricing services or market makers; (2) estimates of market value; or (3) values obtained from yield data relating to comparable classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the Fund's net asset value per share calculated by reference to market values and the Fund's $1.00 per share amortized cost value, or if there were any other deviation which the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated.

                        HOW THE FUND REPORTS PERFORMANCE

From time to time the Fund may advertise its yield, effective yield and total return. Performance figures are based upon historical results and are not intended to indicate future performance. Since money market funds seek to maintain a stable $1.00 share price, current 7-day yields are the most common illustration of money market fund performance.

Yield refers to the income generated by a hypothetical investment in the Fund over a specific 7-day period. This income is then annualized, which means that the income generated during the 7-day period is assumed to be generated each week over an annual period and is shown as a percentage of the hypothetical investment.

Effective yield is calculated similarly, but the income earned by the investment is assumed to be compounded weekly when annualized. Effective yield will be slightly higher than yield due to this compounding effect. (See "Yield" in the Statement of Additional Information.)

Total return is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

The performance of the Fund may be compared to that of other mutual funds tracked by mutual fund rating services, various indices of investment performance, U.S. Government obligations, bank certificates of deposit, other investments for which reliable performance data is available and the consumer price index.

Additional performance information about the Fund is available in the Fund's Annual Report, which is sent to all shareholders. To request a free copy, call your local Schwab office or 800-2 NO-LOAD.

                        INVESTING IN SHARES OF THE FUND

SHAREHOLDER SERVICE. You may place Fund purchase orders and orders to sell shares as well as exchange requests by calling, writing or visiting your Schwab Representative, who is available to answer questions about the Fund and your account. The right to initiate transactions by telephone is automatically available through your Schwab account. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund follows telephone orders that it reasonably believes to be genuine, it will not be liable for any losses a shareholder may experience. If the Fund does not follow reasonable procedures to confirm that a telephone order is genuine, the Fund may be liable for any losses the share-holder may suffer from unauthorized or fraudulent orders. These procedures may include:

- requiring a form of personal identification prior to acting upon instructions received by telephone;

- providing written confirmation of such instructions; and

- tape recording telephone transactions.

Investors should remember that it may be difficult to complete transactions by telephone during periods of drastic economic or market changes, when our phone lines may become very busy with calls from other investors. If you want to buy, sell or exchange shares but have trouble reaching the Fund by telephone, you may want to use one of the other ways offered for completing the transactions discussed below, even though these procedures may mean that completing your transaction may take longer.

To assist in minimizing administrative costs, share certificates will not be issued. Records regarding share ownership are maintained by the Transfer Agent.

                               HOW TO BUY SHARES

OPENING A SCHWAB ACCOUNT. You may buy shares of the Fund through an account maintained with Schwab or The Charles Schwab Trust Company (the "Trust Company"), and payment for shares must be made directly to Schwab or the Trust Company. A $1,000 minimum deposit of cash and/or securities is required to open an account maintained with Schwab or the Trust Company.

DEPOSITING FUNDS AND MEETING THE FUND'S INVESTMENT MINIMUMS. The minimum initial investment is $1, and subsequent investments must be at least $1.

You may deposit funds into your account by check or wire. All deposit checks should be made payable to Charles Schwab & Co., Inc. or The Charles Schwab Trust Company. If you would like to wire funds into your account, please contact your Schwab Representative for instructions.

WHEN SHARES WILL BE BOUGHT. You must have funds in your account maintained with Schwab or the Trust Company in order to buy Fund shares. If funds (including those transmitted by wire) are received by Schwab or the Trust Company before 4:00 p.m. (Eastern time), they will be available for investment on the day of receipt and will generally begin earning dividends the next Business Day. If funds arrive after that time, they will be available for investment the next Business Day.

AUTOMATIC REINVESTMENT. Distributions will be reinvested in additional full and fractional shares of the Fund at the net asset value next determined on their payable date.

OTHER PURCHASE INFORMATION. The Fund reserves the right, in its sole discretion and without prior notice to shareholders, to withdraw or suspend all or any part of the offering made by this Prospectus, to reject purchase orders or to change the minimum investment requirements. All orders to buy shares of the Fund are subject to acceptance by the Fund and are not binding until confirmed or accepted in writing. Schwab will charge a $15 service fee against an investor's Schwab account should his or her check be returned because of insufficient or uncollected funds or a stop payment order.

                             HOW TO EXCHANGE SHARES

The exchange privilege allows you to exchange your SchwabFunds(R) shares for shares of another SchwabFunds Series or class available to investors in your state, provided you meet the initial and subsequent investment requirements and any other requirements relating to the Series or class of shares you wish to buy. Thus, you can conveniently modify your investments if your goals or market conditions change. For federal income tax and certain other purposes, an exchange will be treated as a sale of Fund shares and the purchase of shares of another fund. The Fund reserves the right to modify, limit or terminate the exchange privilege upon 60 days' written notice.

                          METHODS OF EXCHANGING SHARES

BY TELEPHONE:
To exchange between funds by telephone, please call your Schwab Representative during regular business hours.

We need the following information to process your telephone exchange request:

- your Schwab account number and your name for verification;
- the number of shares you want to exchange;
- the name of the fund and class, if applicable, into which shares are to be exchanged; and
- the distribution option you select.

BY MAIL:

You may also exchange shares by writing Schwab at the address listed on the Prospectus cover page.

We will need the following information in order to process your mailed exchange request:

- your Schwab account number;
- the number of shares you want to exchange;
- the name of the fund and class, if applicable, into which shares are to be exchanged;
- the distribution option you select; and
- the signature of at least one of the registered Schwab account holders, in the exact form specified in the account.

Once mailed, an exchange request is irrevocable and may not be modified or cancelled.

                               HOW TO SELL SHARES

THE PRICE AT WHICH SHARES WILL BE SOLD. Shares will be sold at the net asset value per share next determined after receipt by the Transfer Agent, or its authorized agent, of proper redemption instructions, as set forth below. Investors will receive dividends declared for the day on which orders to sell shares are executed.

The Fund may suspend a shareholder's rights to sell shares or postpone payments at times when trading on the Exchange is restricted, the Exchange is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist, or for such other circumstances as the SEC may permit. The Fund may also elect to invoke a 7-day period for cash settlement of requests to sell shares in excess of $250,000 or 1% of the Fund's net assets, whichever is less.

OTHER IMPORTANT INFORMATION

CONSOLIDATED MAILINGS. In an effort to reduce the Fund's mailing costs, the Fund consolidates shareholder mailings by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single package during each shareholder mailing. If you do not wish this consolidation to apply to your account(s), please write to Schwab (at the address listed on the Prospectus cover page) to that effect.

WIRE TRANSFERS TO YOUR BANK. If you so instruct your Schwab Representative, funds can be wired from your account maintained with Schwab or the Trust Company to your bank account. Call your Schwab Representative for additional information. A $15 service fee will be charged against your account for each such wire sent.

READING THIS PROSPECTUS. References to "you" and "your" in this Prospectus refer to prospective investors and/or current shareholders, while references to "we", "us", "our" or "our Fund" refer to the Fund generally.
--------------------------------------------------------------------------------
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR.
--------------------------------------------------------------------------------
THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.
--------------------------------------------------------------------------------

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

SCHWAB
RETIREMENT
MONEY FUND(R)

PROSPECTUS April 29, 1996,
as amended November 26, 1996

                               [SchwabFunds Logo]

2026-5 (11/96) Printed on recycled paper.


[SchwabFunds Logo]
101 Montgomery Street
San Francisco, California 94104